EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	BRE/Swiss L.L.C.	Delaware
6)	Calgary Charlotte Holdings Company	Nova Scotia
7)	Calgary Charlotte Partnership	Alberta, Canada
8)	CB Realty Sales, Inc.	Delaware
9)	CBM One Holdings LLC	Delaware
10)	CCC CMBS Corporation	Delaware
11)	CCES Chicago LLC	Delaware
12)	CCFH Maui LLC	Delaware
13)	CCFS Atlanta LLC	Delaware
14)	CCFS Philadelphia LLC	Delaware
15)	CCHH Atlanta LLC	Delaware
16)	CCHH Burlingame LLC	Delaware
17)	CCHH Cambridge LLC	Delaware
18)	CCHH Maui LLC	Delaware
19)	CCHH Reston LLC	Delaware
20)	CCHI Singer Island LLC	Delaware
21)	CCMH Atlanta Marquis LLC	Delaware
22)	CCMH Atlanta NW LLC	Delaware
23)	CCMH Atlanta Suites LLC	Delaware
24)	CCMH Bethesda LLC	Delaware
25)	CCMH Charlotte LLC	Delaware
26)	CCMH Chicago CY LLC	Delaware
27)	CCMH Copley LLC	Delaware
28)	CCMH Coronado LLC	Delaware
29)	CCMH Costa Mesa Suites LLC	Delaware
30)	CCMH Dallas/FW LLC	Delaware
31)	CCMH DC LLC	Delaware
32)	CCMH Deerfield Suites LLC	Delaware
33)	CCMH Denver SE LLC	Delaware
34)	CCMH Denver Tech LLC	Delaware
35)	CCMH Denver West LLC	Delaware
36)	CCMH Diversified LLC	Delaware
37)	CCMH Downer’s Grove Suites LLC	Delaware
38)	CCMH Dulles AP LLC	Delaware
39)	CCMH Dulles Suites LLC	Delaware
40)	CCMH Farmington LLC	Delaware
41)	CCMH Fin Center LLC	Delaware
42)	CCMH Fisherman’s Wharf LLC	Delaware
43)	CCMH Ft. Lauderdale LLC	Delaware
44)	CCMH Gaithersburg LLC	Delaware
45)	CCMH Hanover LLC	Delaware
46)	CCMH Houston AP LLC	Delaware
47)	CCMH Houston Galleria LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
48)	CCMH IHP LLC	Delaware
49)	CCMH Jacksonville LLC	Delaware
50)	CCMH Kansas City AP LLC	Delaware
51)	CCMH Key Bridge LLC	Delaware
52)	CCMH Lenox LLC	Delaware
53)	CCMH Manhattan Beach LLC	Delaware
54)	CCMH Marina LLC	Delaware
55)	CCMH McDowell LLC	Delaware
56)	CCMH Memphis LLC	Delaware
57)	CCMH Metro Center LLC	Delaware
58)	CCMH Miami AP LLC	Delaware
59)	CCMH Minneapolis LLC	Delaware
60)	CCMH Moscone LLC	Delaware
61)	CCMH Nashua LLC	Delaware
62)	CCMH Newark LLC	Delaware
63)	CCMH Newport Beach LLC	Delaware
64)	CCMH Newport Beach Suites LLC	Delaware
65)	CCMH Newton LLC	Delaware
66)	CCMH Norcross LLC	Delaware
67)	CCMH Norfolk LLC	Delaware
68)	CCMH O’Hare AP LLC	Delaware
69)	CCMH O’Hare Suites LLC	Delaware
70)	CCMH Oklahoma LLC	Delaware
71)	CCMH Ontario AP LLC	Delaware
72)	CCMH Orlando LLC	Delaware
73)	CCMH Palm Desert LLC	Delaware
74)	CCMH Park Ridge LLC	Delaware
75)	CCMH Pentagon RI LLC	Delaware
76)	CCMH Perimeter LLC	Delaware
77)	CCMH Philadelphia AP LLC	Delaware
78)	CCMH Philadelphia Mkt. LLC	Delaware
79)	CCMH Plaza San Antonio LLC	Delaware
80)	CCMH Portland LLC	Delaware
81)	CCMH Potomac LLC	Delaware
82)	CCMH Properties II LLC	Delaware
83)	CCMH Quorum LLC	Delaware
84)	CCMH Raleigh LLC	Delaware
85)	CCMH Riverwalk LLC	Delaware
86)	CCMH Rocky Hill LLC	Delaware
87)	CCMH Romulus	Delaware
88)	CCMH Salt Lake LLC	Delaware
89)	CCMH San Diego LLC	Delaware
90)	CCMH San Fran AP LLC	Delaware
91)	CCMH Santa Clara LLC	Delaware
92)	CCMH Scottsdale Suites LLC	Delaware
93)	CCMH South Bend LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
94)	CCMH Tampa AP LLC	Delaware
95)	CCMH Tampa Waterside LLC	Delaware
96)	CCMH Tampa Westshore LLC	Delaware
97)	CCMH Times Square LLC	Delaware
98)	CCMH Torrance LLC	Delaware
99)	CCMH Waterford LLC	Delaware
100)	CCMH Westfields LLC	Delaware
101)	CCMH Williamsburg LLC	Delaware
102)	CCRC Amelia Island LLC	Delaware
103)	CCRC Atlanta LLC	Delaware
104)	CCRC Buckhead/Naples LLC	Delaware
105)	CCRC Dearborn LLC	Delaware
106)	CCRC Marina LLC	Delaware
107)	CCRC Naples Golf LLC	Delaware
108)	CCRC Phoenix LLC	Delaware
109)	CCRC San Francisco LLC	Delaware
110)	CCRC Tysons LLC	Delaware
111)	CCSH Atlanta LLC	Delaware
112)	CCSH Boston LLC	Delaware
113)	CCSH Chicago LLC	Delaware
114)	CCSH New York LLC	Delaware
115)	Chesapeake Financial Services LLC	Delaware
116)	Chesapeake Hotel Limited Partnership	Delaware
117)	CHLP Finance LP	Delaware
118)	City Center Hotel Limited Partnership	Minnesota
119)	City Center Interstate Partnership LLC	Delaware
120)	CLDH Meadowvale, Inc.	Ontario
121)	CLMH Airport Inc.	Ontario
122)	CLMH Calgary Inc.	Ontario
123)	CLMH Eaton Centre Inc.	Ontario
124)	Davis Realty LLC	Delaware
125)	DS Hotel LLC	Delaware
126)	Durbin LLC	Delaware
127)	East Side Hotel Associates, L.P.	Delaware
128)	Elcrisa S.A. de C.V.	Mexico
129)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
130)	Fernwood Atlanta Corporation	Delaware
131)	Fernwood Holdings LLC	Delaware
132)	Fernwood Hotel Assets, Inc.	Delaware
133)	Fernwood Hotel LLC	Delaware
134)	G.L. Insurance Corporation	Hawaii
135)	HMA Realty Limited Partnership	Delaware
136)	HMA-GP LLC	Delaware
137)	HMC Airport, Inc.	Delaware
138)	HMC Amelia I LLC	Delaware
139)	HMC Amelia II LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
140)	HMC AP Canada Company	Nova Scotia
141)	HMC AP GP LLC	Delaware
142)	HMC AP LP	Delaware
143)	HMC Atlanta LLC	Delaware
144)	HMC BCR Holdings LLC	Delaware
145)	HMC BN Corporation	Delaware
146)	HMC Burlingame Hotel LLC	Delaware
147)	HMC Burlingame II LLC	Delaware
148)	HMC Burlingame LLC	Delaware
149)	HMC Cambridge LLC	Delaware
150)	HMC Capital LLC	Delaware
151)	HMC Capital Resources LLC	Delaware
152)	HMC Charlotte (Calgary) Company	Nova Scotia
153)	HMC Charlotte GP LLC	Delaware
154)	HMC Charlotte LP	Delaware
155)	HMC Chicago LLC	Delaware
156)	HMC Copley LLC	Delaware
157)	HMC Desert LLC	Delaware
158)	HMC Diversified American Hotels, L.P.	Delaware
159)	HMC Diversified LLC	Delaware
160)	HMC DSM LLC	Delaware
161)	HMC Duna, Inc.	Delaware
162)	HMC East Side II LLC	Delaware
163)	HMC East Side LLC	Delaware
164)	HMC Gateway, Inc.	Delaware
165)	HMC Gateway LLC	Delaware
166)	HMC Georgia LLC	Delaware
167)	HMC Grace (Calgary) Company	Nova Scotia
168)	HMC Grand LLC	Delaware
169)	HMC Hanover LLC	Delaware
170)	HMC Hartford LLC	Delaware
171)	HMC Headhouse Funding LLC	Delaware
172)	HMC Host Atlanta, Inc.	Delaware
173)	HMC Host Restaurants LLC	Delaware
174)	HMC Hotel Development LLC	Delaware
175)	HMC Hotel Properties II Limited Partnership	Delaware
176)	HMC Hotel Properties Limited Partnership	Delaware
177)	HMC HPP LLC	Delaware
178)	HMC HT LLC	Delaware
179)	HMC IHP Holdings LLC	Delaware
180)	HMC JWDC GP LLC	Delaware
181)	HMC JWDC LLC	Delaware
182)	HMC Kea Lani LLC	Delaware
183)	HMC Lenox LLC	Delaware
184)	HMC MDAH One Corporation	Delaware
185)	HMC Manhattan Beach LLC	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
186)	HMC Market Street LLC	Delaware
187)	HMC Maui LLC	Delaware
188)	HMC McDowell LLC	Delaware
189)	HMC McDowell Mountains LLC	Delaware
190)	HMC Mexpark LLC	Delaware
191)	HMC MHP II, Inc.	Delaware
192)	HMC MHP II LLC	Delaware
193)	HMC Naples Golf, Inc.	Delaware
194)	HMC NGL LLC	Delaware
195)	HMC OLS I LLC	Delaware
196)	HMC OLS I LP	Delaware
197)	HMC OLS II LP	Delaware
198)	HMC OP BN LLC	Delaware
199)	HMC Pacific Gateway LLC	Delaware
200)	HMC Palm Desert LLC	Delaware
201)	HMC Park Ridge II LLC	Delaware
202)	HMC Park Ridge LLC	Delaware
203)	HMC Park Ridge LP	Delaware
204)	HMC Partnership Properties LLC	Delaware
205)	HMC PLP LLC	Delaware
206)	HMC Polanco LLC	Delaware
207)	HMC Potomac LLC	Delaware
208)	HMC Properties I LLC	Delaware
209)	HMC Properties II LLC	Delaware
210)	HMC Property Leasing LLC	Delaware
211)	HMC Reston LLC	Delaware
212)	HMC Retirement Properties, L.P.	Delaware
213)	HMC SBM Two LLC	Delaware
214)	HMC Seattle LLC	Delaware
215)	HMC SFO LLC	Delaware
216)	HMC SPE Manager I Corp.	Delaware
217)	HMC Suites Limited Partnership	Delaware
218)	HMC Suites LLC	Delaware
219)	HMC Swiss Holdings LLC	Delaware
220)	HMC Times Square Hotel LLC	Delaware
221)	HMC Times Square Partner LLC	Delaware
222)	HMC Toronto Air Company	Nova Scotia
223)	HMC Toronto Airport GP LLC	Delaware
224)	HMC Toronto Airport LP	Delaware
225)	HMC Toronto EC Company	Delaware
226)	HMC Toronto EC GP LLC	Delaware
227)	HMC Toronto EC LP	Delaware
228)	HMC Waterford LLC	Delaware
229)	HMC/Interstate Manhattan Beach, L.P.	Delaware
230)	HMC/Interstate Waterford, L.P.	Delaware
231)	HMC/RGI Hartford, L.P.	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
232)	HMH General Partner Holdings LLC	Delaware
233)	HMH HPT CBM LLC	Delaware
234)	HMH HPT RIBM LLC	Delaware
235)	HMH Marina LLC	Delaware
236)	HMH Norfolk LLC	Delaware
237)	HMH Norfolk, L.P.	Delaware
238)	HMH Pentagon LLC	Delaware
239)	HMH Realty Company, Inc.	Delaware
240)	HMH Restaurants LLC	Delaware
241)	HMH Rivers L.P.	Delaware
242)	HMH Rivers LLC	Delaware
243)	HMH WTC LLC	Delaware
244)	HMT Lessee Parent LLC	Delaware
245)	HMT Lessee Sub (Atlanta) LLC	Delaware
246)	HMT Lessee Sub (Palm Desert) LLC	Delaware
247)	HMT Lessee Sub (Properties II) LLC	Delaware
248)	HMT Lessee Sub (Santa Clara) LLC	Delaware
249)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
250)	HMT Lessee Sub I LLC	Delaware
251)	HMT Lessee Sub II LLC	Delaware
252)	HMT Lessee Sub III LLC	Delaware
253)	HMT Lessee Sub IV LLC	Delaware
254)	HMT SPE (Atlanta) Corporation	Delaware
255)	HMT SPE (Palm Desert) Corporation	Delaware
256)	HMT SPE (Properties II) Corporation	Delaware
257)	HMT SPE (Santa Clara) Corporation	Delaware
258)	Hanover Hotel Acquisition Corp.	Delaware
259)	Hopewell Associates, L.P.	Georgia
260)	Host DSM Limited Partnership	Delaware
261)	Host Hanover Hotel Corporation	Delaware
262)	Host Hanover Limited Partnership	Delaware
263)	Host La Jolla LLC	Delaware
264)	Host of Boston, Ltd.	Massachusetts
265)	Host of Houston 1979	Texas
266)	Host of Houston Ltd.	Texas
267)	Host Park Ridge LLC	Delaware
268)	Host Properties, Inc.	Delaware
269)	Hotel Properties Management, Inc.	Delaware
270)	Hot Shoppes, Inc.	Delaware
271)	HTKG Development Associates Management Corporation	California
272)	IHP Holdings Partnership LP	Pennsylvania
273)	Ivy Street Hopewell LLC	Delaware
274)	Ivy Street Hotel Limited Partnership	Georgia

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
275)	Ivy Street LLC	Delaware
276)	JWDC Limited Partnership	Delaware
277)	Market Street Host LLC	Delaware
278)	Marriott Mexico City Partnership, G.P.	Delaware
279)	MDSM Finance LLC	Delaware
280)	MHP Acquisition Corp.	Delaware
281)	MHP II Acquisition Corp.	Delaware
282)	MOHS Corporation	Delaware
283)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island
284)	New Market Street LP	Delaware
285)	Pacific Gateway, Ltd.	California
286)	Philadelphia Airport Hotel Corporation	Pennsylvania
287)	Philadelphia Airport Hotel LLC	Delaware
288)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
289)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
290)	Philadelphia Market Street Hotel Corporation	Pennsylvania
291)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
292)	PM Financial LLC	Delaware
293)	PM Financial LP	Delaware
294)	Potomac Hotel Limited Partnership	Delaware
295)	PRM LLC	Delaware
296)	RIBM One LLC	Delaware
297)	RIBM Two LLC	Delaware
298)	Rockledge Bickford’s Family Fare, Inc.	Delaware
299)	Rockledge CBM Investor I, Inc.	Delaware
300)	Rockledge CBM Investor II, Inc	Delaware
301)	Rockledge CBM One Corporation	Delaware
302)	Rockledge Hanover LLC	Delaware
303)	Rockledge HMC BN LLC	Delaware
304)	Rockledge HMT LLC	Delaware
305)	Rockledge Hotel LLC	Delaware
306)	Rockledge Hotel Properties, Inc.	Delaware
307)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
308)	Rockledge Manhattan Beach LLC	Delaware
309)	Rockledge Minnesota LLC	Delaware
310)	Rockledge NY Times Square LLC	Delaware
311)	Rockledge Potomac LLC	Delaware
312)	Rockledge RIBM Two Corporation	Delaware
313)	Rockledge Riverwalk LLC	Delaware
314)	Rockledge Square 254 LLC	Delaware
315)	S.D. Hotels, Inc.	Delaware
316)	S.D. Hotels LLC	Delaware
317)	Santa Clara HMC LLC	Delaware
318)	Santa Clara Host Hotel Limited Partnership	Delaware

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
319)	Sparky’s Virgin Islands, Inc.	Delaware
320)	Timeport, L.P.	Georgia
321)	Times Square GP LLC	Delaware
322)	Times Square HMC Hotel, L.P.	New York
323)	Times Square LLC	Delaware
324)	Timewell Group, L.P.	Georgia
325)	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
326)	YBG Associates LLC	Delaware